FORMER SAE CONVERTIBLE PREFERRED STOCK	9 Months Ended	12 Months Ended
	Sep. 30, 2013	Dec. 31, 2012
Convertible Preferred Stock [Abstract]
FORMER SAE CONVERTIBLE PREFERRED STOCK
NOTE 6 — FORMER SAE CONVERTIBLE PREFERRED STOCK

The following table represents the accrued, paid and unpaid dividends included in accrued liabilities for Former SAE preferred shares, which were retired as a result of the Merger on June 24, 2013, as of the dates set forth below:

	2013	2012
January 1	$894	$537
Accrual	131	131
Payment	(42)	(14)
March 31	$983	$654
Accrual	131	131
Special dividend	5,000	—
Payment	(5,042)	(56)
June 30	$1,072	$729
Accrual	—	90
Payment	—	—
September 30	$1,072	$819

NOTE 14 — CONVERTIBLE PREFERRED STOCK

As of December 31, 2012 and 2011, the outstanding shares of Series A Convertible Preferred Stock of the Corporation (the “Preferred Shares”) are presented outside of stockholders’ equity due to the characteristics described below. The holder of Preferred Shares is entitled to receive cumulative dividends at the rate of 10.5% per annum on the face value of the Preferred Shares, which are payable monthly commencing January 1, 2010. The distributions to holders of Preferred Shares are required to be paid prior to any distributions to the other shares in the Corporation and the shares of Preferred Stock have limited voting rights. The total face value of the Preferred Shares in the Corporation is one USD ($1.00) per share, or $5,000. The liquidation value of the Preferred Shares at December 31, 2012 and 2011 is equal to the face value plus any cumulative unpaid dividends.

At the option of the Corporation, the Preferred Shares may be redeemed by paying the holder of Preferred Shares the face value of the redeemed shares times the multiplier for the redemption date outlined in the table below, plus all dividends accrued, unpaid and accumulated thereon up to and including date of redemption (the “Redemption Price”).

Call Date	Redemption Multiplier
January 1 – December 31, 2011	1.41
January 1 – December 31, 2012	1.48
On or after January 1, 2013	1.56

At the end of each calendar year, commencing December 31, 2009, any holders of Preferred Shares may elect to sell up to 1,000,000 Preferred Shares to the Corporation for an amount equal to 100% of the face value of the Preferred Shares to be sold, times the put multiplier for the sale date, which is 1.25 for put dates on or after January 1, 2011, plus all dividends accrued, unpaid and accumulated thereon up to and including the date of redemption (the “Put Price”).

At any time after issuance of the Preferred Shares, and upon 30 days’ notice to the Corporation, the holders of Preferred Shares has the right to convert all or any part of its Preferred Shares to common stock of the Corporation. Upon receiving notice of the election, the board of directors must obtain an appraisal of the Corporation’s value to determine and establish a “fair market value” for the Corporation’s common stock. The holder of the Preferred Shares is entitled to receive shares of the Corporation’s common stock with a fair market value, as of the conversion date, equal to the stated value of the Preferred Shares being converted. The holder of the Preferred Stock has agreed not to exercise its conversion rights.

The Corporation has declared and accrued but not paid $894, $537, and $371 respectively, of dividends on the Preferred Shares for the years ended December 31, 2012, 2011 and 2010, (See Note 9). The following table represents the accrued, paid and unpaid dividends on the Preferred Shares as of December 31:

	2012	2011
January 1,	$537	$371
Accrual	525	525
Payment	(168)	(359)
December 31,	$894	$537